UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Commission File Number	Exact Name of Registrants as Specified in their Charters, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number
1-14201	SEMPRA ENERGY (A California Corporation) 488 8th Avenue San Diego, California 92101 (619) 696-2000	33-0732627

1-03779	SAN DIEGO GAS & ELECTRIC COMPANY (A California Corporation) 8326 Century Park Court San Diego, California 92123 (619) 696-2000	95-1184800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
Sempra Energy	☐
San Diego Gas & Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Sempra Energy	☐
San Diego Gas & Electric Company	☐

Item 8.01 Other Events.

On May 17, 2018, San Diego Gas & Electric Company (the “Company”), an indirect subsidiary of Sempra Energy, closed the public offering and sale of $400,000,000 aggregate principal amount of its 4.150% First Mortgage Bonds, Series SSS, due 2048 (the “Bonds”) with proceeds to the Company (after deducting the underwriting discount but before other expenses estimated at approximately $500,000) of 98.683% of the aggregate principal amount of the Bonds. The sale of the Bonds was registered under the Company’s Registration Statement on Form S-3 (File No. 333-222650).

The Bonds were issued pursuant to the Sixty-Seventh Supplemental Indenture, dated as of May 17, 2018, which is attached hereto as Exhibit 4.1. The Bonds will mature on May 15, 2048. The Bonds will bear interest at the rate of 4.150% per annum. Interest on the Bonds will accrue from May 17, 2018 and is payable semiannually in arrears on May 15 and November 15 of each year, beginning on November 15, 2018. The Bonds will be redeemable prior to maturity, at the Company’s option, at the redemption prices and under the circumstances described in the Form of Bond, which form is included in Exhibit 4.1 hereto.

Further information regarding the sale of the Bonds is contained in the underwriting agreement, dated May 14, 2018, which is attached hereto as Exhibit 1.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit
1.1	Underwriting Agreement, dated May 14, 2018, among San Diego Gas & Electric Company and the several underwriters named therein.
4.1	Sixty-Seventh Supplemental Indenture, dated as of May 17, 2018.
4.2	Form of Series SSS Bond (Included in Exhibit 4.1 hereto).
5.1	Opinion of Latham & Watkins LLP.
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMPRA ENERGY

Date: May 17, 2018	By:	/s/ Peter R. Wall
Peter R. Wall
Vice President, Controller and Chief Accounting Officer

SAN DIEGO GAS & ELECTRIC COMPANY

Date: May 17, 2018	By:	/s/ Bruce A. Folkmann
Bruce A. Folkmann
Vice President, Controller, Chief Financial Officer, Chief Accounting Officer and Treasurer